Microwave Filter Company,  Inc.
                               6743 Kinne Street
                         East Syracuse, New York 13057
                   Notice of Annual Meeting Of Shareholders



To the Shareholders of Microwave Filter Company, Inc.:


        At the direction of the Board of Directors of Microwave Filter Company, Inc., a New York corporation (the "Company"), notice is hereby given that the Annual meeting of Shareholders of the Company (the "Meeting") will be held at 10:00 a.m. on Monday, April 7, 2003 at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057 for the purpose of voting on the following matters:


                Proposal 1.   The election of 3 directors to hold office until
the Annual Meeting of the Shareholders at which their term expires or until their successors have been duly elected.


        The Board of Directors has fixed the close of business on February 21, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournments thereof.



                                       By order of the Board of Directors


                                                          Louis S. Misenti
                                                       Chairman of the Board
       Dated:  March 3, 2003
       Syracuse, New York



YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

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                        MICROWAVE FILTER COMPANY, INC.
              Proxy Statement for Annual Meeting of Shareholders

General

        The enclosed Proxy is solicited on behalf of the Board of Directors of Microwave Filter Company, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Monday, April 7, 2003 at 10:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057.

        The Company's principal executive offices are located at 6743 Kinne Street, East Syracuse, New York 13057. The telephone number at that address is (315) 438-4700.

        These proxy solicitation materials and the Annual Report to Shareholders were first mailed on or about March 3, 2003 to all shareholders entitled to vote at the Annual Meeting.


Record Date and Shares Outstanding

        Shareholders of record at the close of business on February 21, 2003 are entitled to notice of, and to vote at, the Annual Meeting. At the record date 2,904,781 shares of the Company's common stock were issued, outstanding and entitled to vote at the Annual Meeting.


Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.


Voting and Solicitation

        Every shareholder voting for the election for Directors is entitled to one vote for each share held of record on the record date. Directors are elected by a plurality of the votes cast at the meeting. Abstentions count for the purpose of determining a quorum. Broker non-votes do not count for the purpose of determining a quorum. Abstentions will not count as a vote for proposal 1. Broker non-votes will count as a vote for proposal 1.

        The cost of this solicitation will be borne by the Company. The Company has retained Regan & Associates to assist in the solicitation of proxies at a fee of $3,500 (which includes expenses.) In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or by telegram.
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Deadline for Receipt of Shareholder Proposals

        Proposals of shareholders which are intended to be presented by such shareholders at the Company's 2004 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices no later than November 7, 2003 in order to be included in the proxy soliciting material relating to that meeting.


                         Board Meetings and Committees

        The Board of Directors held a total of four meetings during the fiscal year ending September 30, 2002. No Director attended fewer than 75% of all such meetings of the Board of Directors and of the Committees, if any, on which such Directors served.

        The Company's Audit Committee currently consists of Sidney Chong, Chair, Daniel Galbally, Frank S. Markovich and Robert R. Andrews. The function of the Audit Committee is to monitor the quality and integrity of the Company's accounting, auditing and financial reporting practices, and to review the Company's annual audit with the Company's independent accountant. The Audit Committee held two meetings during fiscal year 2002.

        The Company's Compensation Committee currently consists of Trudi B. Artini, Chair, Sidney Chong, David B. Robinson, M.D., and Daniel Galbally.
The Compensation Committee reviews compensation and benefits for the Company's executives. The Compensation Committee did not hold any meetings during fiscal year 2002.

        The Company's Nominating Committee currently consists of David B. Robinson, M.D., Chair, Trudi B. Artini, Carl F. Fahrenkrug, P.E., Milo Peterson and Frank S. Markovich. The Nominating Committee will consider nominees for the Board of Directors recommended by shareholders if such recommendations are in writing and are mailed to the Secretary of the Company at the Company's principal executive office. The Nominating Committee did not hold any meetings during fiscal year 2002.

         The Company also has a standing Executive Committee.



                           Compensation of Directors

     Non-officer Directors received fees of $400.00 per board meeting and $400.00 per committee meeting. MFC also reimburses Directors for reasonable expenses incurred in attending meetings. The Chairman of the Board and Officer members receive no compensation for their attendance at meetings. During fiscal 2002, the Company paid Louis S. Misenti $25,000 in compensation for his services as Chairman of the Board of Directors of Microwave Filter Company, Inc.

        Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 21, 2003 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each Director of the Company and (iii) all Directors and Executive Officers as a group.

Directors, Officers                            Shares Beneficially Owned
5% Shareholders                                    Number     Percent

Louis S. Misenti *                                 264,814      9.1%
140 Clearview Road
Dewitt, NY  13214

Milo Peterson *                                     80,000      2.8%
Trudi B. Artini *                                   82,435      2.8%
Carl F. Fahrenkrug *                               132,373      4.6%
David B. Robinson, M.D.*                            58,571      2.0%
Frank S. Markovich *                                 4,340       **
Daniel Galbally *                                    1,489       **
Sidney Chong *                                       3,335       **
Robert R. Andrews *                                  1,214       **

All Directors and Executive
Officers as a group (ten persons)                  630,457     21.7%

*Directors of the Company.
**Denotes less than one percent of class.

Frederick A. Dix                                   244,007      8.4%
and Margorie Dix
209 Watson Road
N. Syracuse, NY  13212

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

        The following table sets forth the annual and long-term compensation of the Company's Chief Executive Officer for services to the Company during the three fiscal years ended September 30, 2002.


                                                     Annual   Compensation
                                                                 Salary
Name and Principal Position                           Year         $

Carl F. Fahrenkrug                                    2002      127,274
President and CEO                                     2001      126,832
                                                      2000      120,197




Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.



Compliance with Section 16(a) of the Securities Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such officers, directors and 10% shareholders are also required by SEC Rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of such reports received by it, the Company believes that its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements for the fiscal year ended September 30, 2002.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

Nominees

        Three Directors (Class I) are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees named below, all of whom are presently Directors of the Company. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. A term of office of three years for each person elected as a Director will continue to the Annual Meeting of Shareholders at which their term expires or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director.

        The name of and certain information regarding each nominee are set forth below.

Director                    Principal Occupation

TRUDI B. ARTINI             Mrs. Artini is an independent investor in MFC and
Age 80                      various other business enterprises in Syracuse, New
Director since 1974         York.


MILO PETERSON               Mr. Peterson has served as Executive Vice President
Age 62                      and  Corporate Secretary of NSI since January 1,
Director since 1990         1992.  Mr. Peterson  graduated from programs at
                            Yale University and Syracuse University. He served as Vice President of Manufacturing at Microwave
                            Systems, Inc., Syracuse, N.Y. from 1970 - 1976. He was elected Vice President and Corporate Secretary of MFC on March 27, 1993.

DAVID B. ROBINSON MD        Dr. Robinson is Emeritus Professor of Psychiatry at
Age 79                      Upstate Medical University, State University of New
Director since 1977         York at Syracuse.  He was a faculty member from
                            1958 until his retirement in 1985 and served as Acting Chairman of the Dept. of Psychiatry for six of those years. He was elected to serve as a Skaneateles Town Councilman from 1990 to 1998. In
                            1980, he was a founding member of the Skaneateles
                            Festival of Chamber Music.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants and management of the Company.

     The Audit Committee consists of four members, all of whom have been determined by the Board of Directors to be "independent" under the NASDAQ listing standards as previously in effect and as amended. The Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Committee members are current officers or employees of the Company or its affiliates.

Audit Committee Report

     The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2002:

    . The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2002 audited financial statements;

    . The Audit Committee has discussed with the Company's independent auditors (PricewaterhouseCoopers LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by SAS No. 90;

    . The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditor's independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

    . Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

Submitted by the Audit Committee of the Company's Board of Directors:
Sidney K. Chong, Robert R. Andrews, Daniel P. Galbally, Frank S. Markovich

FEES PAID TO INDEPENDENT AUDITORS

     Set forth below are the aggregate fees billed for professional services rendered to the Company by its independent auditors for fiscal 2002.

Audit Fees:                                             $43,310
Financial Information Systems Design
   and Implementation Fees                                    0
All Other Fees:
   Tax Services                                           8,400
                                                      ---------
   Total fees                                           $51,710
                                                      =========

Other Matters

        The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.




THE BOARD OF DIRECTORS

Dated: March 3, 2003

                                     PROXY


        This proxy is Solicited by The Board of Directors of Microwave Filter Company, Inc.


                 Proxy for 2003 Annual Meeting of Shareholders


The undersigned hereby appoints Louis S. Misenti and Carl F. Fahrenkrug proxies of the undersigned, with full power of substitution, to vote shares of common stock of the Company which the undersigned is entitled to vote at the 2003 Annual Meeting of the Shareholders to be held on Monday, April 7, 2003 at 10:00 a.m. and any adjournments thereof as follows:


(1)  ELECTION OF DIRECTORS

      Instructions: To vote for all nominees, place an X in box number 1. To withhold authority to vote for any individual nominee, place an X in box number 2, and draw a line through his/her name in the list below.

        1. [ ]  For All Nominees

        2. [ ]  For All Nominees Except Those With A Line Through Their Name

            Trudi B. Artini     Milo Peterson     David B. Robinson





In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournments thereof.


This proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1).


NOTE: Please date and sign exactly as your name or names appear below and return in the enclosed postage paid envelope.


When signing as an Attorney, Executor, Trustee, Guardian or Officer of a Corporation, please give title as such.



                               _______________________         _________
                               Signature                       Date


                               _______________________         _________
                               Signature if held jointly       Date


IMPORTANT: To assist the Company in planning the Annual Meeting please check the following:

I plan to attend the Annual Meeting  _____
I do not plan to attend the Annual Meeting  _____